EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Security Resources Corporation. (the “Company”) on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Frank Neukomm, Chief Executive Officer and John A. Wilkinson, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

American Security Resources Corporation
Date: May 3, 2010	By:	/s/ Frank Neukomm
Frank Neukomm
Chief Executive Officer
Date: May 3, 2010	By:	/s/ John A. Wilkinson
John A Wilkinson
Chief Financial Officer